                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) February 12, 2003
                                                         -----------------


                   Cognizant Technology Solutions Corporation
            --------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                        0-24429                 13-3728359
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                      Identification No.)


500 Glenpointe Centre West
Teaneck, New Jersey                                                 07666
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(Address of Principal Executive Offices)                          (Zip Code)



                                 (201) 801-0233
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                        (Registrant's telephone number,
                              including area code)



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         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     On February 12, 2003, Cognizant Technology Solutions Corporation issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2002. A copy of the press release is filed herewith as
Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

Exhibit No.                   Description of Exhibit
-----------                   ----------------------
  99.1                        Press release dated February 12, 2003.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           COGNIZANT TECHNOLOGY
                                           SOLUTIONS CORPORATION

                                           By: /S/ Wijeyaraj Mahadeva
                                               --------------------------------
                                               Name:  Wijeyaraj Mahadeva
                                               Title: Chairman of the Board and
                                                      Chief Executive Officer


Date: February 13, 2003






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